UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2011
GRUBB & ELLIS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 North Tustin Avenue, Suite 300, Santa Ana, California	92705

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02	Unregistered Sale of Equity Securities
On October 16, 2011, each of Grubb & Ellis Company (the “Company”) and its wholly-owned subsidiary, Grubb & Ellis Management Services, Inc. (“GEMS”), entered into the second amendment (“Credit Facility Amendment No. 2”) increasing from $18 million to $28 million the size of its senior secured term loan facility (the “Credit Facility”) previously entered into by and among the Company, GEMS, ColFin GNE Loan Funding, LLC, as administrative agent (“Colony”), and the several lenders from time to time party thereto (the “Lenders”). Pursuant to the Credit Facility Amendment No. 2, C-III Investments LLC (“C-III”) agreed to become a Lender under the Credit Facility and to provide an additional $10 million term loan (the “Incremental Term Loan”) under the existing terms and conditions of the Credit Facility, as amended by Credit Facility Amendment No. 2. The closing of Credit Facility Amendment No. 2 is subject to customary terms and provisions, including delivery of opinions, good standing certificates, and customary representations, warranties and covenants.
In connection with increasing the size of the Credit Facility the Company (i) issued an aggregate of 3,728,88 common stock purchase warrants, each exercisable for one (1) share of the Company’s common stock (the “Second Amendment Warrants”) to Colony and C-II, and (ii) also amended the outstanding common stock purchase warrants (the “Warrant Agreement Amendments”) initially issued to Colony pursuant to the Credit Agreement (the “Existing Warrants”)
In consideration of C-III providing the Incremental Term Loan and Colony consenting to the Credit Facility Amendment No. 2, the Company entered into an exclusivity agreement (the “Exclusivity Agreement”) with the Colony and C-III pursuant to which Colony and C-III have the exclusive right for a period of thirty (30) days commencing on October 16, 2011, and subject to two (2) consecutive thirty (30) day extensions under certain circumstances, to pursue a strategic transaction with respect to the Company. In the event that Colony and C-III are diligently pursuing a strategic transaction with the Company at the end of each of the initial thirty (30) day period (November 15, 2011) and the first thirty (30) day extension (December 15, 2011), Colony and C-III shall have the right to extend the exclusivity period for an additional thirty (30) days.
Notwithstanding such exclusivity, in the event the Company receives an unsolicited qualified offer from a third party during the exclusivity period, at any time subsequent to the sixtieth (60th) day of exclusivity the Company shall have the right to request that Colony and C-III match such unsolicited qualified offer within three (3) business days, and if Colony and C-III fail to match such unsolicited qualified offer within three (3) business days and the third party purchases all of the indebtedness and other outstanding obligations of the Lenders under the amended Credit Facility, the Exclusivity Agreement shall automatically terminate and the Company may negotiate and enter into a transaction with such third party.

In addition, pursuant to the Warrant Agreement Amendments, the holder of the Existing Warrants waived the anti-dilution provisions in connection with the issuance of the Second Amendment Warrants and also agreed that the trigger price of the Existing Warrants would remain unchanged. The trigger price of Second Amendment Warrants are equal to the daily volume weighted average price of the Company’s common stock for the sixty (60) consecutive calendar days immediately preceding the effective date of Credit Facility Amendment No. 2 (the “Second Amendment Warrant Trigger Price”). The Warrant Agreement Amendment also provides that all future warrants issued by the Company to the Lenders under the Credit Facility in connection with interest payments in kind (such warrants, the “PIK Warrants”) shall have a trigger price equal to the Second Amendment Warrant Trigger Price. In addition, the registration rights agreement initially entered into with Colony in connection with the entering into of the Credit Facility was amended (the “Registration Rights Agreement Amendment”) to provide for identical registration rights with respect to the shares of the Company’s common stock issuable upon the exercise of each of the Existing Warrants and the Second Amendment Warrants.
In furtherance of the transactions contemplated by the Credit Facility Amendment No. 2, C-III will acquire $4 million of Colony’s interest in the Credit Facility, and an agreed upon share of the Existing Warrants. The Company is also obligated to pay the reasonable costs to effect the transactions contemplated by the Credit Facility Amendment No. 2, up to $200,000, and the reasonable costs of C-III under the Exclusivity Agreement, up to $1,000,000.
The foregoing is a summary of the principal terms and conditions of each of the form of the Second Amendment Warrant, the Revised Form of Additional Warrant, the Registration Rights Agreement Amendment, the Credit Facility Amendment No. 2, the Warrant Agreement Amendment with CFI GNE Warrant Investor, LLC, the Warrant Agreement Amendment with CDCF II GNE Holding, LLC, and the Exclusivity Agreement, and does not purport to be a complete discussion of any such agreements. Accordingly, the foregoing is qualified in its entirety by reference to the full text of each of the form of the form of the Second Amendment Warrant, the Revised Form of Additional Warrant, the Registration Rights Agreement Amendment, the Credit Facility Amendment No. 2, the Warrant Agreement Amendment with CFI GNE Warrant Investor, LLC, the Warrant Agreement Amendment with CDCF II GNE Holding, LLC, and the Exclusivity Agreement, all of which are annexed to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, and 10.4 , respectively, and are incorporated herein by reference.

Item 8.01	Other Events.
On October 17, 2011, the Company issued a press release announcing the investment of the Incremental Loan by C-III and the exclusive negotiation arrangement with C-III and Colony as described in Section 1.01, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) The following is filed as an Exhibit to this Current Report on Form 8-K:

4.1	Form of Second Amendment Date Warrants, dated October 16, 2011, issued by Grubb & Ellis Company to CFI GNE Warrant Investor, LLC, CDCF II GNE Holding, LLC, and C-III Investments LLC

4.2	Amendment to Registration Rights Agreement, dated October 16, 2011, among Grubb & Ellis Company, CDCF II GNE Holding, LLC, CFI GNE Warrant Investor, LLC, and C-III Investments LLC

10.1
Amendment No. 2 to Credit Agreement, dated as of October 16, 2011, by and among Grubb & Ellis Company, Grubb & Ellis Management Services, Inc., Grubb & Ellis Equity Advisors, LLC, Grubb & Ellis Healthcare Reit II Advisor, LLC, Grubb & Ellis Landauer Valuation Advisory Services, LLC, ColFin GNE Loan Funding, LLC and C-III Investments LLC (including the Amended Credit Agreement and the Revised Form of Additional Warrants attached thereto)

10.2
Amendment to Warrants to Purchase Shares of Common Stock of Grubb & Ellis Company, dated October 16, 2011, to the Warrants to Purchase Shares of Common Stock of Grubb & Ellis Company, dated: April 15, 2011; April 30, 2011; May 31, 2011; June 30, 2011; July 31, 2011; August 31, 2011; and September 30, 2011, issued by Grubb & Ellis Company, to CFI GNE Warrant Investor, LLC

10.3
Amendment to Warrants to Purchase Shares of Common Stock of Grubb & Ellis Company, dated October 16, 2011, to the Warrants to Purchase Shares of Common Stock of Grubb & Ellis Company, dated: April 15, 2011; April 30, 2011; May 31, 2011; June 30, 2011; July 31, 2011; August 31, 2011; and September 30, 2011, issued by Grubb & Ellis Company, to CDCF II GNE Holding, LLC

10.4	Exclusivity Agreement, dated October 16, 2011, by and among Grubb & Ellis Company, ColFin GNE Loan Funding, LLC, and Colony Capital Acquisitions, LLC and C-III Investments LLC

99.1	Press Release issued by Grubb & Ellis Company on October 17, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRUBB & ELLIS COMPANY
Date: October 19, 2011	By:	/s/ Michael Rispoli
		Name:	Michael Rispoli
		Title:	Chief Financial Officer and Executive Vice President